Q3 FY17 Earnings Release	Page 1 of 4

For more information contact:

Investor Relations
Jason Willey
(206) 272-7908
j.willey@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces Third Quarter Fiscal 2017 Results
SEATTLE, WA - July 26, 2017 - F5 Networks, Inc. (NASDAQ: FFIV) today announced revenue of $517.8 million for the third quarter of fiscal 2017, up 4.3% from $496.5 million in the third quarter of fiscal 2016. Growth compared with the third quarter of fiscal 2016 was driven by iSeries appliance and security solutions adoption and Services revenue. Results were impacted by slower activity in EMEA and Japan.
GAAP net income for the third quarter of fiscal 2017 was $97.7 million, or $1.52 per diluted share, compared to $91.8 million, or $1.37 per diluted share in the third quarter of 2016. Non-GAAP net income for the third quarter of fiscal 2017 was $130.8 million, or $2.03 per diluted share, compared to $121.7 million, or $1.81 per diluted share in the third quarter of fiscal 2016.
A reconciliation of net income, earnings per share, and other measures on a GAAP to non-GAAP basis is included on the attached Consolidated Income Statements.
F5’s 2017 State of Application Delivery report shows that while customers are shifting application workloads to both public and private clouds, many are choosing to invest in multiple cloud technologies. Multi-cloud creates complexities for organizations around managing application services across multiple cloud platforms, compliance risks from inconsistent security policies, and diminished return on the cloud’s value as multiple cloud architectures put pressure on IT skills gaps.
In the just completed quarter, several new products were introduced that enhanced F5’s position in enabling multi-cloud deployments. These new products include Application Connector 1.0 for connecting public and private cloud application infrastructures, support for BIG-IP in the Google Cloud Platform, and Container Connector and Application Services Proxy for microservices environments.
“While we delivered year-over-year revenue growth and strong profitability in the third quarter, our product revenue performance fell short of our expectations, in particular in Europe and Japan,” said François Locoh-Donou, F5 President and Chief Executive Officer. “As we look at the broader environment, we continue to see some pause in activity as customers evaluate how a long-term cloud strategy could impact their application deployment architectures. Where customers have made these decisions around the cloud, the evidence shows we are their critical partner in providing consistent application services and security across environments.
“The reacceleration of product revenue growth is our top priority and we believe we are well positioned to deliver on this over the coming periods. The entire F5 team is focused on ensuring our solutions fit our customers' evolving application deployment needs and we continue to grow our relevance in providing secure application services.”

Q3 FY17 Earnings Release	Page 2 of 4

For the fourth quarter of fiscal 2017, ending September 30, the company has set a revenue goal of $530 million to $540 million with a GAAP earnings target of $1.64 to $1.67 per diluted share and a non-GAAP earnings target of $2.20 to $2.23 per diluted share.
A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	September 30, 2017

Reconciliation of Expected Non-GAAP Fourth Quarter Earnings	Low	High
Net income	$104.8	$106.8
Stock-based compensation expense	$44.0	$44.0
Amortization of purchased intangible assets	$2.8	$2.8
Tax effects related to above items	$(11.3)	$(11.3)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$140.3	$142.3
Net income per share - diluted	$1.64	$1.67
Non-GAAP net income per share - diluted	$2.20	$2.23

Q3 FY17 Earnings Release	Page 3 of 4

Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

Q3 FY17 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets and acquisition-related charges, net of taxes, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions. In addition, expense related to a jury verdict and other associated costs of that patent litigation have been excluded from GAAP net income for the purpose of measuring non-GAAP earnings and earnings per share in fiscal 2016 and 2017.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Income Statements entitled “Non-GAAP Financial Measures.”
About F5
F5 (NASDAQ: FFIV) makes apps go faster, smarter, and safer for the world’s largest businesses, service providers, governments, and consumer brands. F5 delivers cloud and security solutions that enable organizations to embrace the application infrastructure they choose without sacrificing speed and control. For more information, go to f5.com. You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	June 30,	September 30,
	2017	2016
ASSETS
Current assets
Cash and cash equivalents	$690,912	$514,571
Short-term investments	323,336	367,824
Accounts receivable, net of allowances of $1,857 and $2,062	295,085	268,175
Inventories	31,045	34,051
Deferred tax assets	54,010	51,601
Other current assets	51,513	52,579
Total current assets	1,445,901	1,288,801
Property and equipment, net	125,139	123,248
Long-term investments	234,587	276,375
Deferred tax assets	2,050	2,044
Goodwill	555,965	555,965
Other assets, net	54,930	59,890
Total assets	$2,418,572	$2,306,323
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$44,544	$34,117
Accrued liabilities	178,712	178,353
Deferred revenue	686,085	631,768
Total current liabilities	909,341	844,238
Other long-term liabilities	41,293	34,138
Deferred revenue, long-term	257,777	238,473
Deferred tax liabilities	5,554	4,212
Total long-term liabilities	304,624	276,823
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 63,544 and 65,315 shares issued and outstanding	17,532	13,191
Accumulated other comprehensive loss	(15,458)	(13,194)
Retained earnings	1,202,533	1,185,265
Total shareholders’ equity	1,204,607	1,185,262
Total liabilities and shareholders’ equity	$2,418,572	$2,306,323

F5 Networks, Inc.
Consolidated Income Statements
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net revenues
Products	$235,109	$231,366	$715,672	$691,485
Services	282,728	265,156	836,371	778,200
Total	517,837	496,522	1,552,043	1,469,685
Cost of net revenues (1)(2)
Products	43,787	40,474	129,391	123,033
Services	45,983	43,869	133,553	129,223
Total	89,770	84,343	262,944	252,256
Gross profit	428,067	412,179	1,289,099	1,217,429
Operating expenses (1)(2)
Sales and marketing	160,952	156,620	490,171	470,545
Research and development	88,602	83,042	264,886	250,481
General and administrative	39,368	34,182	119,055	103,238
Litigation expense	1	(527)	(134)	8,421
Total	288,923	273,317	873,978	832,685
Income from operations	139,144	138,862	415,121	384,744
Other income, net	2,589	978	6,534	2,246
Income before income taxes	141,733	139,840	421,655	386,990
Provision for income taxes	44,071	48,051	136,637	130,070
Net income	$97,662	$91,789	$285,018	$256,920

Net income per share — basic	$1.53	$1.37	$4.42	$3.78
Weighted average shares — basic	63,935	66,851	64,539	67,990

Net income per share — diluted	$1.52	$1.37	$4.38	$3.75
Weighted average shares — diluted	64,361	67,235	65,116	68,429

Non-GAAP Financial Measures
Net income as reported	$97,662	$91,789	$285,018	$256,920
Stock-based compensation expense (3)	43,234	38,437	133,740	118,443
Amortization of purchased intangible assets	2,788	3,518	9,483	10,440
Litigation expense	1	(527)	(134)	8,421
Tax effects related to above items	(12,910)	(11,515)	(40,060)	(37,952)
Net income excluding stock-based compensation expense, amortization of purchased intangible assets and litigation expense (non-GAAP) - diluted	$130,775	$121,702	$388,047	$356,272

Net income per share excluding stock-based compensation expense, amortization of purchased intangible assets and litigation expense (non-GAAP) - diluted	$2.03	$1.81	$5.96	$5.21

Weighted average shares - diluted	64,361	67,235	65,116	68,429

(1) Includes stock-based compensation expense as follows:
Cost of net revenues	$5,384	$4,643	$16,155	$13,929
Sales and marketing	17,577	15,130	52,737	45,962
Research and development	13,579	12,987	41,395	39,601
General and administrative	6,694	5,677	23,453	18,951
	$43,234	$38,437	$133,740	$118,443

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$2,028	$2,666	$7,345	$7,999
Sales and marketing	251	486	754	1,459
General and administrative	509	366	1,384	982
	$2,788	$3,518	$9,483	$10,440

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Nine Months Ended
	June 30,
	2017	2016
Operating activities
Net income	$285,018	$256,920
Adjustments to reconcile net income to net cash provided by operating activities:
Realized (gain) loss on disposition of assets and investments	(463)	22
Stock-based compensation	133,740	118,443
Provisions for doubtful accounts and sales returns	385	876
Depreciation and amortization	45,603	42,284
Deferred income taxes	(1,307)	9,295
Changes in operating assets and liabilities:
Accounts receivable	(27,295)	15,307
Inventories	3,007	(87)
Other current assets	1,063	(80)
Other assets	(425)	549
Accounts payable and accrued liabilities	14,270	(8,922)
Deferred revenue	73,620	72,858
Net cash provided by operating activities	527,216	507,465
Investing activities
Purchases of investments	(255,386)	(225,226)
Maturities of investments	271,878	244,905
Sales of investments	65,857	62,836
(Increase) decrease in restricted cash	(87)	29
Acquisition of intangible assets	(4,000)	(3,250)
Purchases of property and equipment	(31,175)	(45,909)
Net cash provided by investing activities	47,087	33,385
Financing activities
Excess tax benefit from stock-based compensation	6,471	1,596
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	46,959	44,848
Repurchase of common stock	(450,065)	(550,101)
Net cash used in financing activities	(396,635)	(503,657)
Net increase in cash and cash equivalents	177,668	37,193
Effect of exchange rate changes on cash and cash equivalents	(1,327)	1,944
Cash and cash equivalents, beginning of period	514,571	390,460
Cash and cash equivalents, end of period	$690,912	$429,597